UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 21, 2010


                                BARON ENERGY INC.
             (Exact name of registrant as specified in its charter)


          Nevada                       333-146627                26-0582528
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

 392 W. Mill Street, New Braunfels, TX                             78130
(Address of principal executive offices)                         (Zip Code)

                                 (830) 608-0300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 21, 2010, Baron Energy, Inc. (the "Company") executed two identical Assignment and Bill of Sales (collectively, the "Assignments") with each of the McCabe Family Trust ("McCabe") and the Rochford Living Trust ("Rochford" and together with McCabe, the "Trusts") for all of the Company's non-operated working interests in oil and gas leases in Borden and Garza Counties, Texas and certain non-operated working interests in oil and gas leases in Scurry County, Texas (collectively, the "Working Interests"). In addition to the Working Interests, the Trusts also acquired all of the Company's right, title and interest in and to all contracts, agreements, real and personal property, easements, equipment, fixtures, licenses, approvals, permits, hydrocarbons, and other minerals associated with, produced from, and/or directly related to the Working Interests ("Purchased Property").

Pursuant to the terms of the Assignments, McCabe and Rochford each acquired a 50% interest in the Purchased Property, effective as of December 1, 2010. The Trusts paid the Company $1.18 million in cash for the Purchased Property.

The Company's net daily production level attributable to the Working Interests was approximately 15 barrels of oil equivalent per day.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information provided in Item 1.01 of this Current Report is incorporated by reference into this Item 2.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.                           Description
-----------                           -----------

2.1 Assignment and Bill of Sale dated December 21, 2010, by and between Baron Energy, Inc. and the McCabe Family Trust.*

2.2 Assignment and Bill of Sale dated December 21, 2010, by and between Baron Energy, Inc. and the Rochford Living Trust.*

----------
* Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted exhibits upon request by the Securities and Exchange Commission.

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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BARON ENERGY, INC.


Date: December 23, 2010             By: /s/ Ronnie L. Steinocher
                                       -----------------------------------------
                                    Name:  Ronnie L. Steinocher
                                    Title: President and Chief Executive Officer


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